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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 19, 2007
                                                         ----------------


                                  VOXWARE, INC.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                      0-021403                  36-3934824
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(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
   of Incorporation)                                         Identification No.)


168 Franklin Corner Road, Lawrenceville, New Jersey                      08648
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (609) 514-4100
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).



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Item 5.02     Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On January 19, 2007, David B. Levi announced his resignation, effective immediately, from the Board of Directors (the "Board") of Voxware, Inc. (the "Company"). Mr. Levi also resigned as chairman and member of the Audit Committee of the Board and member of the Compensation Committee of the Board. The resignation did not result from a disagreement with the Company on any matter relating to the Company's operations, policies or practices.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         VOXWARE, INC.



Dated: January 22, 2007                  By:  /s/ PAUL COMMONS
                                             -----------------------------------
                                              Name:    Paul Commons
                                              Title:   Vice President and Chief
                                                       Financial Officer